UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income 2028 Term Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income 2028 Term Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS

The Annual Report to Stockholders follows.

DTF Tax-Free Income

2028 Term Fund Inc.

Annual Report

October 31, 2022

LETTER TO

SHAREHOLDERS

December 15, 2022

Dear Fellow

Shareholder:

THE CURRENT MUNICIPAL MARKET ENVIRONMENT AND YOUR FUND

We begin our discussion of DTF Tax-Free Income 2028 Term Fund Inc. (the “DTF Fund” or the “Fund”) for the twelve months ended October 31, 2022, with a review of the municipal market environment in which the DTF Fund invests.

During the past twelve-months, tax-exempt interest rates moved sharply higher across the entire maturity curve as tax-exempt bonds fell victim to surging U.S. Treasury (“UST”) bond yields. Higher inflation readings, the tense Russia/Ukraine conflict, and the Federal Open Market Committee (“FOMC”) (the committee within the Federal Reserve that sets domestic monetary policy) raising its target Federal Funds rate seven times in 2022 to 4.50% (as of this writing), all contributed to some of the worst performance for tax-exempt bonds in over 40 years. Interest rates are at decades highs as yields across the curve are more than 200 basis points higher at the end of October 2022 versus October 2021. The Bloomberg Municipal Bond Index (a broad measure of the municipal market) returned -12% for the period. Bonds with maturities longer than 22 years and bonds rated BBB produced the largest losses over the last twelve months, more than 20% and 15% respectively.

Investors were largely uncomfortable with the rapid increase in rates that began in earnest in 2022, eventually withdrawing more than $112 billion from municipal bond mutual funds over the previous 52 weeks. This change in retail investor demand has resulted in intense selling pressure, causing the municipal market to soften and yields to rise, further begetting a self-fulfilling cycle. In only five of the last twelve months did the market post a positive monthly return. Typically, when tax-exempt bonds underperform UST bonds, non-traditional and opportunistic investors often begin to buy the asset class due to its relative value. Additionally, banks and insurance companies look opportunistically at municipal bonds as an alternative to other fixed income sectors due to their more attractive taxable-equivalent yields. Unfortunately those sources of demand did not materialize this year.

While demand dropped, overall municipal issuance has fallen short of what the market experienced in 2021. This decline in issuance is largely a result of a sharp decline in taxable municipal issuance as market volatility hampered issuers’ ability to manage the timing of refinancing their outstanding bonds. The supply of tax-exempt bonds has also been depressed as higher interest rates have pushed issuance to the sidelines. Lighter issuance mitigated some of the downward pressure caused by constant selling.

Credit fundamentals in the municipal market remain mostly sound. State and local governments started fiscal 2022 with record levels of reserves, giving the credits significant flexibility and ability to weather periods of volatility. This was largely attributable to the large infusions of federal relief aid, robust property tax assessed valuations, and better-than-expected sales and income tax collections. However, these same ballasts of credit stability could turn into headwinds in 2023 should an economic slowdown or inflation take hold.

Inflation has moved sharply higher in recent months, with year-over-year growth in the Consumer Price Index (CPI) hitting multi-decade highs. Rising inflation, initially driven by pandemic-related imbalances that impacted the supply of labor, materials, and distribution networks, has been exacerbated by the conflict in Eastern Europe and is unlikely to subside quickly or easily. Given historical trends, we expect ongoing elevated inflation to drive even higher tax collections as the costs of goods and services increase.

While there are increasing indications that an economic downturn lies ahead, municipal credit has typically fared better in a recession than other investment options, as there is a lag between the onset of a recession and when municipalities begin to see their financial positions significantly challenged. That is especially relevant for local municipalities that rely on property tax revenues, as the sizeable increases in housing values across the country are expected to continue to provide a strong source of revenue.

Credit risk premiums (which refer to the additional yield that investors expect to receive as compensation for buying lower-rated securities) widened slightly during the twelve-months ended October 31, 2022 for investment grade rated bonds (particularly for BBB-rated bonds), while below investment grade rated bond risk spreads tightened slightly during the same period. Our investment strategy continues to focus on higher quality municipalities that exhibit value for the longer term. While the federal stimulus may have helped bolster the overall economy and municipal fundamentals, we believe that all credits are not created equal and need to be analyzed with a longer-term horizon. Municipalities still face serious challenges in funding large capital expenditures to rebuild America’s aging infrastructure, improve pension plan funding, and protect communities against climate change.

LOOKING AHEAD

Municipal bonds are expected to be attractive in 2023, fueled by strong investor demand and constrained supply. Absolute rates are at decade highs and credit fundamentals remain stable, bolstered by historic levels of revenue collections, rising property valuations, and budget surpluses. We believe that municipal supply is likely to remain modest until interest rates stabilize, creating a favorable imbalance in the supply-demand dynamic. Further, municipals continue to benefit from a lack of correlation to other asset classes, while defaults continue to be rare and well telegraphed.

We expect municipal supply for 2023 to be relatively flat versus calendar year 2022, with projections for new issuance ranging from $380 billion to $420 billion for the year. Given the current high interest rate environment, many issuers may choose to fund capital needs from balance sheet cash rather than accessing the new issue market. Similarly, high rates will dampen refunding issuance and render some projects economically unfeasible.

While valuations, spreads and credit fundamentals are providing strong underpinnings for the municipal market, the uncertainty of rates continues to be a cloud over the municipal investor. Given this, we can expect mixed inflows and outflows for 2023. We continue to favor a longer-term investment strategy of higher quality issues (single “A” or higher). We believe that a higher quality investment strategy, distributed across multiple sectors including those with identifiable and recession-proof revenue streams should provide good relative performance over the longer term.

THE FUND

In managing the DTF Fund, we continue to emphasize our longstanding investment strategy of investing mostly in higher-quality, investment grade bonds with coupons of 5% or higher. The municipal bond market currently remains confident about the near-term credit outlook due to the vast amount of financial support from the federal government and improving economic conditions. As a result, the risk premium has narrowed. As such, we remain committed to our higher-quality, foundation-like approach to the portfolio that we have repeatedly articulated. Generally, the portfolio is well distributed along the maturity and credit risk curve, with higher levels of “A” rated bonds relative to the index.

As of October 31, 2022, the Fund held almost 90% of its total assets in municipal bonds rated “A” or higher and over 75% in bonds with a 5% or greater coupon across multiple sectors and states. The Fund is diversified across 12 industry sectors of the municipal bond market, with revenue sectors like pre-refunded, education, healthcare, special tax, and leasing bonds constituting the Fund’s top five sector exposures. Revenue bonds have consistently outweighed general obligation bonds in the Fund’s portfolio (approximately 85% revenue vs. 15% general obligation), as we prefer the generally dedicated revenue streams and more settled legal protections these types of bonds have historically offered. Geographically, the Fund is well diversified with exposure to 33 states and the District of Columbia. The Fund continues to invest across the entire maturity spectrum of the municipal bond market to manage the risk of changes in interest rates and/or the shape of the yield curve.

FUND DIVIDEND

As of October 31, 2022, the DTF Fund was paying a $0.39 per share annualized dividend and had a closing price of $10.79 per share. The Fund’s monthly distribution was maintained at 3.25¢ per share for the previous twelve months.

If the cost of leverage were to rise without a similar or greater rise in the available re-investment rate for bonds called and/or maturing, the Fund’s earnings would likely be reduced. If the Fund’s net earnings were to fall short of its dividend payout, the Fund’s balance of undistributed net income would decline further, possibly necessitating future dividend changes.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of October 31, 2022, the modified adjusted duration of the Fund’s portfolio of investments was 4.43 years, versus the duration of the investments constituting the Bloomberg U.S. Municipal Index, which was 6.86 years.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the Fund’s returns. As a practical matter, it is not possible for the Fund to be completely insulated from turmoil in the global financial markets, pandemics, or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio. Further, if the municipal yield curve flattens (when the difference between short-term interest rates and long-term rates narrows) or inverts (when short-term rates exceed long-term rates), the Fund’s total return may be pressured lower. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the Fund to take advantage of future opportunities while limiting credit risk and volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the Fund, and would likely put downward pressure on both the net asset value and market prices of such funds.

FUND PERFORMANCE

The following table compares the DTF Fund’s total return and the Bloomberg U.S. Municipal Index. It is important to note that the index returns stated below include no fees or expenses, whereas the DTF Fund’s NAV returns are net of fees and expenses. The Fund’s use of leverage can magnify the effect of any gains or losses to a greater extent than if leverage were not used.

Total Return[1] For the period indicated through October 31, 2022
	One Year	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income 2028 Term Fund Inc.
Market Value[2]	-21.0%	-1.5%	-0.5%
Net Asset Value[3]	-21.1%	-1.9%	0.5%
Bloomberg U.S. Municipal Index[4]	-12.0%	0.4%	1.7%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 16 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

[4]

The Bloomberg U.S. Municipal Index (formerly known as the Bloomberg Barclays Municipal Bond Index) is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

BOARD OF DIRECTORS MEETINGS

At the regular September 2022 meeting of the DTF Fund’s Board of Directors, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
3.25	October 17	October 31
3.25	November 15	November 30
3.25	December 15	December 30

At the regular December 2022 meeting of the DTF Fund’s Board of Directors, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
3.25	January 17	January 31
3.25	February 15	February 28
3.25	March 15	March 31

ABOUT YOUR FUND

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of October 31, 2022, the Fund’s leverage represented approximately 44% of the Fund’s total assets. On November 16, 2022, the Fund voluntarily redeemed 250 of its 650 outstanding RVMTP Shares, at a redemption price equal to the aggregate liquidation preference of $25,000,000 plus accumulated but unpaid dividends. This reduced the leverage to approximately 32%.

The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Prolonged periods of low longer-term interest rates can result in lower yielding reinvestment opportunities for the Fund’s portfolio and could also adversely affect the income provided from leverage. If the DTF Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Ronald H. Schwartz, CFA Vice President	David D. Grumhaus, Jr. President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS

October 31, 2022

Principal Amount (000)	Description (a)	Value
LONG-TERM INVESTMENTS—146.1%
	Alabama—2.4%
$2,000	Jefferson Cnty. Brd. of Ed. Pub. Sch. Warrants, 5.00%, 2/01/46	$2,024,578

	Alaska—0.4%
290	Anchorage Elec. Util. Rev., 5.00%, 12/01/36 Prerefunded 12/01/24 @ $100 (b)	299,250

	Arizona—5.4%
1,350	Arizona Brd. of Regents Rev., Arizona St. Univ., 5.00%, 7/01/37	1,395,321
650	Arizona St. Hlth. Fac. Auth. Rev., HonorHealth Hosp. Proj., 5.00%, 12/01/42	649,583
1,000	Maricopa Cnty. Indl. Dev. Auth. Rev., Banner Hlth., 4.00%, 1/01/34	961,599
190	Northern Arizona Univ. Rev., 5.00%, 6/01/40 Prerefunded 6/01/24 @ $100 (b)	195,144
310	Northern Arizona Univ. Rev., 5.00%, 6/01/40	313,331
1,000	Northern Arizona Univ. SPEED Rev., (Stimulus Plan for Econ. and Edl. Dev.), 5.00%, 8/01/38 Prerefunded 8/01/23 @ $100 (b)	1,013,429

		4,528,407

	California—17.9%
1,260	California St. Hlth. Facs. Fin. Auth. Rev., Kaiser Permanente, 4.00%, 11/01/44	1,099,468
330	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/01/36	304,590
1,660	California St. Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., 5.00%, 11/15/46 Prerefunded 11/15/25 @ $100 (b)	1,746,634
1,000	California St. Gen. Oblig., 5.00% 10/01/28	1,030,641
1,000	California St. Pub. Wks. Brd. Lease Rev., Dept. of Corrections and Rehab., 5.25%, 9/01/29	1,015,037

Principal Amount (000)	Description (a)	Value
$ 600	Contra Costa Cnty. Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/35, BAM	$627,913
1,000	Garden Grove Successor Agy. to Agy. Cmty. Dev., Tax Allocation, 5.00%, 10/01/31, BAM	1,043,085
2,000	Gilroy Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/41	1,810,839
280	Lancaster Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/33, AGM	292,021
250	Palm Desert Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/28, BAM	264,420
1,215	San Marcos Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/32	1,258,130
2,000	San Mateo Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/30	2,072,088
1,000	Temple City Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/43	882,875
1,750	Univ. of California Rev., 4.00%, 5/15/48	1,587,314

		15,035,055

	Colorado—6.1%
925	Colorado St. Bldg. Excellent Schs. Today COP, 5.00%, 3/15/29	990,320
1,000	Eagle River Wtr. & Santn. Dist. Enterprise Wstwtr. Rev., 5.00%, 12/01/42 Prerefunded 12/01/22 @ $100 (b)	1,001,417
2,150	Public Auth. for Colorado Energy, Natural Gas Purch. Rev., 6.25%, 11/15/28	2,246,023
1,000	Univ. of Colorado Enterprise Rev., 4.00%, 6/01/43	883,010

		5,120,770

	Connecticut—8.9%
935	Connecticut St. Gen. Oblig., 5.00%, 9/15/35	980,007
730	Connecticut St. Gen. Oblig., 4.00%, 4/15/38	680,370

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

Principal Amount (000)	Description (a)	Value
$ 1,265	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale Univ., 5.00%, 7/01/40	$1,365,126
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp., 5.00%, 7/01/48	551,456
10	Connecticut St. Hgr. Edu. Supplemental Loan Auth. Rev., 3.25%, 11/15/36	8,038
390	Connecticut St. Hsg. Auth. Rev., 3.00%, 5/15/33	341,798
370	Connecticut St. Hsg. Auth. Rev., 3.20%, 11/15/33	326,998
130	Connecticut St. Hsg. Auth. Rev., 1.85%, 5/15/38	85,699
1,250	Hartford Cnty. Met. Dist. Clean Wtr. Proj. Rev., 5.00%, 2/01/33	1,365,036
400	Univ. of Connecticut Rev., 5.00%, 5/01/30	434,406
1,300	Univ. of Connecticut Spec. Oblig. Rev., 5.00%, 11/15/43	1,340,834

		7,479,768

	District of Columbia—1.2%
1,000	District of Columbia Gen. Oblig., 5.00%, 6/01/43	1,035,301

	Florida—22.8%
780	Brevard Cnty. Sch. Brd. Ref. COP, 5.00%, 7/01/32	815,260
1,000	Central Florida Expwy. Auth. Rev., 4.00%, 7/01/36	917,730
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev., 5.00%, 5/01/33	2,364,778
1,000	Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., 5.00%, 10/01/44 Prerefunded 10/01/24 @ $100 (b)	1,024,846
500	Lee Cnty. Tran. Fac. Rev., 5.00%, 10/01/35, AGM	507,701
1,080	Miami Beach Hlth. Facs. Auth. Rev., Mt. Sinai Med. Ctr., 5.00%, 11/15/39	1,056,411
500	Miami Beach Redev. Agy. Rev., 5.00%, 2/01/40, AGM	495,360

Principal Amount (000)	Description (a)	Value
$ 1,250	Miami-Dade Cnty. Ed. Facs. Auth. Rev., Univ. of Miami, 5.00%, 4/01/45	$1,240,360
2,220	Miami-Dade Cnty. Sch. Brd. Ref. COP, 5.00%, 2/01/34	2,275,488
1,000	Reedy Creek Impvt. Dist. Gen. Oblig., 5.00%, 6/01/38 Prerefunded 6/01/23 @ $100 (b)	1,010,594
2,035	Seminole Cnty. Sales Tax Rev., 5.25%, 10/01/31, NRE	2,246,156
2,190	Seminole Cnty. Sch. Brd. COP, 5.00%, 7/01/33	2,287,819
830	S. Florida Wtr. Mgmt. Dist. COP, 5.00%, 10/01/35	856,753
470	Tallahassee Hlth. Facs. Rev., Tallahassee Memorial Hlthcare., 5.00%, 12/01/41	453,037
665	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 4.00%, 7/01/42	590,423
1,000	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 5.00%, 7/01/47	1,009,576

		19,152,292

	Georgia—0.6%
500	Atlanta Arpt. Passenger Fac. Charge Gen. Rev., 5.00%, 1/01/32	505,714

	Idaho—0.3%
240	Idaho St. Hlth. Facs. Auth. Rev., St. Luke’s Hlth. Sys., 5.00%, 3/01/37	240,750

	Illinois—18.7%
500	Chicago Multi-Family Hsg. Rev., Paul G. Stewart (Phases I and II), 4.90%, 3/20/44, FHA	499,184
1,000	Chicago O’Hare Intl. Arpt. Rev., Customer Fac. Charge, 5.125%, 1/01/30, AGM	1,001,368
620	Chicago O’Hare Intl. Arpt. Rev., 5.25%, 1/01/42	629,329
250	Chicago Sales Tax Rev., 5.00%, 1/01/30 Prerefunded 1/01/25 @ $100 (b)	258,271
250	Chicago Wtrwks. Rev., 5.00%, 11/01/30	253,257
665	Chicago Wtrwks. Rev., 5.25%, 11/01/32, AGM	693,832
250	Chicago Wtrwks. Rev., 5.00%, 11/01/36, AGM	253,976

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

Principal Amount (000)	Description (a)	Value
$ 865	Chicago Wtrwks. Rev., 5.00%, 11/01/44	$811,039
170	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	176,029
1,055	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	1,096,256
525	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 9/01/42 Prerefunded 9/01/24 @ $100 (b)	539,397
1,090	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 4.00%, 11/15/39	935,722
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 5.00%, 11/15/39	977,054
1,000	Illinois St. Gen. Oblig., 5.00%, 2/01/27	1,006,383
2,020	Illinois St. Gen. Oblig., 5.50%, 1/01/29	2,075,664
600	Illinois St. Gen. Oblig., 5.00%, 2/01/29	600,499
1,180	Illinois St. Hsg. Dev. Auth. Rev., 2.375%, 10/01/42	779,095
750	Illinois St. Toll Hwy. Auth. Rev., 5.00%, 1/01/41	757,127
330	Railsplitter Tobacco Settlement Auth. Rev., 5.00%, 6/01/27	340,899
1,000	Sales Tax Securitization Corp. Rev., 5.00%, 1/01/48	990,264
1,000	Univ. of Illinois Aux. Facs. Sys. Rev., 5.00%, 4/01/34	1,007,558

		15,682,203

	Indiana—2.7%
240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/01/28	246,582
2,000	Indiana St. Fin. Auth. Hosp. Rev., Parkview Hlth., 5.00%, 11/01/43	1,999,512

		2,246,094

Principal Amount (000)	Description (a)	Value
	Kentucky—1.1%
$ 900	Kentucky Bond Dev. Corp. Transient Room Tax Rev., 5.00%, 9/01/43	$922,732

	Louisiana—5.9%
1,250	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/30	1,257,462
605	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/36	608,375
1,250	Louisiana St. Tran. Auth. Rev., 5.00%, 8/15/38 Prerefunded 8/15/23 @ $100 (b)	1,266,678
300	New Orleans Swr. Svc. Rev., 5.00%, 6/01/44 Prerefunded 6/01/24 @ $100 (b)	307,656
500	Port of New Orleans Brd. of Commissioners Port Fac. Rev., 5.00%, 4/01/33 Prerefunded 4/01/23 @ $100 (b)	503,399
1,000	Terrebonne Parish Consol. Wtrwks. Dist. No. 1 Rev., 5.00%, 11/01/37 Prerefunded 11/01/22 @ $100 (b)	1,000,000

		4,943,570

	Maine—2.6%
100	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33, Prerefunded 7/01/23 @ $100 (b)	101,168
905	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33	906,280
610	Portland General Arpt. Rev., 5.00%, 7/01/31	612,542
540	Portland General Arpt. Rev., 5.00%, 7/01/32	541,859

		2,161,849

	Maryland—1.6%
500	Maryland St. Cmnty. Dev. Admin., Dept. of Hsg. And Cmnty. Dev. Rev., 1.95%, 9/01/41	313,843

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

Principal Amount (000)	Description (a)	Value
$ 1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Luminis Hlth., 5.00%, 7/01/39 Prerefunded 7/01/24 @ $100 (b)	$1,026,751

		1,340,594

	Massachusetts—4.6%
1,945	Massachusetts St. Gen. Oblig., 5.50%, 8/01/30, AMBAC	2,205,736
700	Massachusetts St. Hsg. Fin. Agy. Rev., 2.30%, 12/01/40	476,062
300	Massachusetts St. Hsg. Fin. Agy. Rev., 3.00%, 12/01/45	211,640
1,000	Massachusetts St. Port Auth. Rev., 5.00%, 7/01/47	970,011

		3,863,449

	Michigan—2.3%
550	Michigan St. Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 11/01/44	537,656
540	Michigan St. Bldg. Auth. Rev., 4.00%, 10/15/36	514,225
1,020	Michigan St. Hsg. Dev. Auth. Rev., 2.80%, 12/01/45	676,765
225	Royal Oak Hosp. Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 9/01/39 Prerefunded 3/01/24 @ $100 (b)	230,030

		1,958,676

	Minnesota—0.2%
200	Minnesota St. Hsg. Fin. Agy., 2.70%, 7/01/44	142,043

	Mississippi—0.7%
600	Mississippi St. Gen. Oblig., 4.00%, 10/01/39	557,523

	Nebraska—2.5%
1,925	Omaha Gen. Oblig., 5.25%, 4/01/27	2,071,648

	New Jersey—2.4%
400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev., Cooper Hlth. Sys., 5.00%, 2/15/33	386,366

Principal Amount (000)	Description (a)	Value
$ 295	New Jersey St. COVID-19 Gen. Oblig. Emergency Bonds, 4.00%, 6/01/31	$294,410
1,000	New Jersey St. Tpk. Auth. Rev., 5.00%, 1/01/34	1,042,844
305	New Jersey St. Tpk. Auth. Rev., 4.00%, 1/01/35	296,703

		2,020,323

	New York—6.7%
530	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	536,428
510	New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev., Adjustable Rate Bond, 1.59%, 06/15/48	510,000
1,185	New York City Transitional Fin. Auth. Rev., 3.00%, 5/01/45	842,736
2,035	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	2,096,623
900	Port Auth. of New York and New Jersey Rev., 5.00%, 6/01/33	916,235
500	Triborough Bridge & Tunnel Auth. Rev., 5.00%, 11/15/30	504,193
195	TSASC Inc. Tobacco Settlement Rev., 5.00%, 6/01/34	196,963

		5,603,178

	North Carolina—0.2%
195	North Carolina St. Hsg. Fin. Agy. Rev., 2.85%, 1/01/43	140,098

	Ohio—1%
570	Northeast Ohio Regl. Swr. Dist. Rev., 4.00%, 11/15/43	510,604
500	Ohio St. Hsg. Fin. Agy. Rev., 2.45%, 9/01/45	338,210

		848,814

	Oregon—2.5%
500	Oregon St. Gen. Oblig., 5.00%, 5/01/41	514,831
570	Port of Portland Intl. Arpt. Rev., 5.00%, 7/01/32	572,050

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

Principal Amount (000)	Description (a)	Value
$ 1,000	Washington Cnty. Sch. Dist. 48J (Beaverton), Gen. Oblig. 5.00%, 6/15/36	$1,046,886

		2,133,767

	Pennsylvania—3%
2,000	Delaware River Port Auth. Rev., 5.00%, 1/01/34 Prerefunded 1/01/24 @ $100 (b)	2,040,991
450	Pennsylvania St. Tpk. Commission Rev., 6.375%, 12/01/38	498,047

		2,539,038

	Rhode Island—1.3%
1,070	Rhode Island St. Clean Wtr. Fin. Agy., Wtr. Poll. Control Rev., 5.00%, 10/01/32 Prerefunded 10/01/24 @ $100 (b)	1,104,595

	South Carolina—0.4%
290	SCAGO Edl. Facs. Corp. Rev., Pickens Cnty. Sch. Dist., 5.00%, 12/01/24	297,957

	Tennessee—2.9%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/01/34	250,330
120	Tennessee St. Hsg. Dev. Agy., 3.625%, 7/01/32	117,840
2,000	Tennessee St. Sch. Bond Auth. Rev., 5.00%, 11/01/42	2,074,663

		2,442,833

	Texas—11.9%
670	Dallas Area Rapid Transit Rev., 5.00%, 12/01/41 Prerefunded 12/01/25 @ $100 (b)	702,804
1,250	Houston Arpt. Sys. Rev., 5.00%, 7/01/39	1,260,058
1,410	Houston Util. Sys. Rev., 5.00%, 11/15/32 Prerefunded 11/15/23 @ $100 (b)	1,435,056
1,625	Keller Indep. Sch. Dist. Gen. Oblig., 4.00%, 2/15/47, PSF	1,415,839
1,000	Lewisville Indep. Sch. Dist. Gen. Oblig., 3.00%, 8/15/39, PSF	759,160

Principal Amount (000)	Description (a)	Value
$ 1,505	North Texas Twy. Auth. Rev., Convertible CAB, 0.00%, 9/01/43 Prerefunded 9/01/31 @ $100 (b)	$1,781,989
1,135	North Texas Twy. Auth. Rev., 4.00%, 1/01/43	1,001,073
700	San Antonio Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 5.00%, 8/15/38, PSF	724,917
1,000	Texas St. Wtr. Development Brd. Rev., St. Wtr. Implementation Fund, 4.00%, 10/15/47	895,467

		9,976,363

	Vermont—0.6%
500	Vermont St. Edl. and Hlth. Bldg. Fin. Agy. Rev., Univ. of Vermont Med. Center, 5.00%, 12/01/35	507,920

	Virginia—2.4%
2,000	Virginia St. College Bldg. Auth. Rev., 5.00%, 2/01/23	2,009,198

	Wisconsin—1.9%
1,400	Wisconsin St. Pub. Fin. Auth. Hosp. Rev., Renown Reg. Med. Ctr., 5.00%, 6/01/40	1,377,314
250	Wisconsin St. Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/01/27	231,122

		1,608,436

	Total Long-Term Investments (Cost $129,963,525)	122,544,786

	TOTAL INVESTMENTS—146.1%
	(Cost $129,963,525)	$122,544,786
	Remarketable Variable Rate MuniFund Term Preferred Shares at liquidation value—(77.5)%	(65,000,000)
	Other assets less other liabilities—31.4%	26,313,769

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$83,858,555

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

(a)	The following abbreviations are used in the portfolio descriptions:

AGM—Assured Guaranty Municipal Corp.*

AMBAC—Ambac Assurance Corporation*

BAM—Build America Mutual Assurance Company*

CAB—Capital Appreciation Bond

COP—Certificate of Participation

FHA—Federal Housing Authority*

NRE—National Public Finance Guarantee Corporation*

PSF—Texas Permanent School Fund*

*	Indicates an obligation of credit support, in whole or in part.
(b)	Prerefunded issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted	prices in active markets for identical securities
Level 2—other	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2022:

Level 2
Municipal bonds	$122,544,786

There were no Level 1 or Level 3 priced securities held and there were no transfers into or out of Level 3.

Summary of Ratings

as a Percentage of Long-Term Investments

(Unaudited)

Rating**	%
AAA	6.6
AA	47.0
A	37.1
BBB	6.6
BB	0.0
B	0.0
NR	2.7

100.0

**

Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 2.7% of the portfolio at the end of the reporting period.

Portfolio Composition

as a Percentage of Long-Term Investments

(Unaudited)

%
Pre-Refunded	16.2
General Obligation	16.1
Education	13.1
Healthcare	11.0
Special Tax	9.0
Leasing	7.4
Transportation	6.5
Airports	5.0
Tax Allocation	4.9
Water & Sewer	4.3
Other	6.5

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS:

Investments, at value (cost $129,963,525)	$122,544,786

Cash	24,503,326

Interest receivable	1,788,732

Prepaid expenses	10,258

Total assets	148,847,102

LIABILITIES:

Investment advisory fee (Note 3)	64,021

Administrative fee (Note 3)	10,197

Accrued expenses	52,152

Remarketable Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share, net of deferred offering costs of $137,823) (Note 7)	64,862,177

Total liabilities	64,988,547

NET ASSETS APPLICABLE TO COMMON STOCK	$83,858,555

CAPITAL:

Common stock ($0.01 par value per share; 599,996,750 shares authorized, 7,029,567 issued and outstanding)	$70,296

Additional paid-in capital	96,299,508

Total distributable earnings (accumulated losses)	(12,511,249)

Net assets applicable to common stock	$83,858,555

NET ASSET VALUE PER SHARE OF COMMON STOCK	$11.93

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2022

INVESTMENT INCOME:

Interest	$5,408,069

EXPENSES:

Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	1,732,703

Investment advisory fees (Note 3)	817,790

Administrative fees (Note 3)	137,981

Professional fees	126,880

Reports to shareholders	63,925

Custodian fees	58,130

Transfer agent fees	36,500

Directors’ fees	15,938

Other expenses	78,015

Total expenses	3,067,862

Net investment income	2,340,207

REALIZED AND UNREALIZED LOSS:

Net realized loss on investments	(5,507,254)

Net change in unrealized appreciation/depreciation on investments	(19,558,805)

Net realized and unrealized loss on investments	(25,066,059)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(22,725,852)

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2022	For the year ended October 31, 2021

OPERATIONS:

Net investment income	$2,340,207	$3,024,158

Net realized gain (loss)	(5,507,254)	1,433,002

Net change in unrealized appreciation/depreciation	(19,558,805)	(1,518,995)

Net increase (decrease) in net assets applicable to common stock resulting from operations	(22,725,852)	2,938,165

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income and net realized gains	(3,898,154)	(3,442,123)

Decrease in net assets from distributions to common stockholders	(3,898,154)	(3,442,123)

CAPITAL STOCK TRANSACTIONS:

Value of shares of common stock repurchased and retired through tender offer (Note 8)	—	(23,514,947)

Decrease in net assets derived from capital stock transactions	—	(23,514,947)

Total decrease in net assets	(26,624,006)	(24,018,905)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of year	110,482,561	134,501,466

End of year	$83,858,555	$110,482,561

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENT OF CASH FLOWS

For the year ended October 31, 2022

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Net decrease in net assets resulting from operations	$(22,725,852)

Adjustments to reconcile net decrease in net assets resulting from operations to cash provided by operating activities:

Purchase of investment securities	(12,979,815)

Proceeds from sales and maturities of investment securities	33,780,417

Net amortization and accretion of premiums and discounts on debt securities	1,363,569

Amortization of deferred offering costs	137,072

Net realized loss on investments	5,507,254

Net change in unrealized appreciation/depreciation on investments	19,558,805

Decrease in interest receivable	326,397

Decrease in prepaid and accrued expenses—net	(13,871)

Cash provided by operating activities	24,953,976

Cash flows provided by (used in) financing activities:

Distributions paid to common stockholders	(3,898,154)

Cash used in financing activities	(3,898,154)

Net increase in cash	21,055,822

Cash at beginning of year	3,447,504

Cash at end of year	$24,503,326

Supplemental cash flow information:

Cash paid during the year for interest expense	$1,302,624

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2022	2021	2020	2019	2018

Net asset value, beginning of year	$15.72	$15.79	$15.75	$14.62	$15.69

Net investment income	0.33	0.43	0.44	0.39	0.47

Net realized and unrealized gain (loss)	(3.57)	(0.01)	0.08	1.29	(0.92)

Net increase (decrease) from investment operations applicable to common stock	(3.24)	0.42	0.52	1.68	(0.45)

Distributions on common stock:

Net investment income	(0.39)	(0.49)	(0.48)	(0.43)	(0.59)

Net realized gains	(0.16)	— (1)	— (1)	(0.12)	(0.03)

Total distributions	(0.55)	(0.49)	(0.48)	(0.55)	(0.62)

Net asset value, end of year	$11.93	$15.72	$15.79	$15.75	$14.62

Per share market value, end of year	$10.79	$14.26	$14.21	$14.18	$12.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:

Operating expenses	3.13%	2.37%	2.27%	2.87%	2.58%

Operating expenses, without leverage	1.32%	1.46%	1.17%	1.14%	1.16%

Net investment income	2.39%	2.57%	2.83%	2.58%	3.10%

SUPPLEMENTAL DATA:

Total return on market value(2)	(21.04)%	3.62%	3.62%	19.70%	(8.72)%

Total return on net asset value(2)	(21.10)%	2.54%	3.39%	11.67%	(2.94)%

Portfolio turnover rate	7%	10%	13%	10%	23%

Net assets applicable to common stock, end of year (000’s omitted)	$83,859	$110,483	$134,501	$134,205	$124,550

Preferred stock outstanding, end of year (000’s omitted)(3)	$65,000	$65,000	$65,000	$65,000	$65,000

Asset coverage on preferred stock(4)	$229,013	$269,973	$306,925	$306,469	$291,615

Asset coverage ratio on preferred stock(5)	229%	270%	307%	306%	292%

(1)	Amount per share is less than $0.01.
(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)	The Fund’s preferred stock is not publicly traded.
(4)

Represents value of net assets applicable to common stock plus preferred stock outstanding at year end divided by the preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus preferred stock outstanding at year end divided by the preferred stock outstanding at year end.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

Note 1. Organization

DTF Tax-Free Income 2028 Term Fund Inc. (formerly known as DTF Tax-Free Income Inc.) (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

The Fund will terminate on or before March 1, 2028 unless (i) within 12 months prior to that date, the Fund conducts a tender offer for all of its outstanding shares at 100% of their net asset value, (ii) the results of the tender offer leave the Fund with net assets of at least $75 million and (iii) a majority of the entire Board of Directors votes to reinstate the Fund’s perpetual existence.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Adviser’s policies adopted by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns and/or other filings may be subject to examination for different periods, depending upon the rules of each applicable jurisdiction.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 7.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2022

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator” or “Baird”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2022 were $15,938.

D. Affiliated Shareholder: At October 31, 2022, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 34,265 shares of the Fund which represent 0.49% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022 were $11,354,765, and $33,780,417, respectively.

Note 5. Distributions and Tax Information

At October 31, 2022, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
$129,962,890	$295,857	$(7,713,961)	$(7,418,104)

The tax character of distributions paid to common shareholders during the years ended October 31, 2022 and 2021 was as follows:

	10/31/2022	10/31/2021
Distributions paid from:
Tax-exempt income	$2,741,530	$3,440,760
Short-term capital gains	394	—
Long-term capital gains	1,156,230	1,363

Total distributions	$3,898,154	$3,442,123

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2022

At October 31, 2022, the components of accumulated losses on a tax basis were as follows:

Undistributed net tax-exempt income	$412,366
Realized net short-term capital loss	(159,845)
Realized net long-term capital loss	(5,345,666)
Net unrealized depreciation	(7,418,104)

$(12,511,249)

At October 31, 2022, the Fund had unused capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code. The character and amounts of the carryforwards are given in the table below. These capital losses are not subject to expiration.

Short Term	Long Term	Total
$159,845	$5,345,666	$5,505,511

Note 6. Reclassification of Capital Accounts

Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

The reclassifications at October 31, 2022 primarily relate to the Remarketable Variable Rate MuniFund Term Preferred Shares offering.

Note 7. Remarketable Variable Rate MuniFund Term Preferred Shares

At October 31, 2022, the Fund had issued and outstanding 650 shares of Series 2050 Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”), each with a liquidation preference of $100,000.

The RVMTP Shares were privately placed with an institutional investor on November 2, 2020. The proceeds were used to conduct an early redemption of the Fund’s Series 2021 Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) at 100% of their liquidation preference plus accrued and unpaid dividends on November 12, 2020. The RVMTP Shares are a floating-rate form of preferred shares and are subject to a mandatory tender on May 2, 2024, but may remain outstanding either on the same terms or modified terms pursuant to an agreement between the Fund and the holder(s), or under a remarketing process at such time. The Fund is required to redeem all outstanding RVMTP Shares on November 2, 2050, unless earlier redeemed, repurchased or extended. The RVMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

Key terms of the series of RVMTP Shares at October 31, 2022 are as follows:

Series	Shares Outstanding	Liquidation Preference	Weekly Rate Reset	Rate	Mandatory Redemption Date
2050	650	$65,000,000	SIFMA Municipal Swap Index + 1.25%	3.49%	11/02/2050

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2022

The Fund incurred costs in connection with the issuance of the RVMTP Shares. These costs were recorded as a deferred charge and are being amortized over a three-year term. Amortization of these deferred offering costs of $137,072 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the RVMTP shares under the caption “Remarketable Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities.

Dividends on the RVMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. Interest expense may also include distributions of taxable income, if any, allocated to the RVMTP Shares. The average daily liquidation value outstanding and the weighted daily average dividend rate of the RVMTP Shares during the year ended October 31, 2022, were $65,000,000 and 2.02%, respectively.

The RVMTP Shares are not listed on any exchange or automated quotation system. The fair value of the RVMTP Shares is estimated to be their liquidation preference. The RVMTP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the RVMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the RVMTP Shares.

Note 8. Tender Offer

On December 8, 2020, the Fund announced the commencement of a cash tender offer (the “Offer”) for up to 17.5% of the Fund’s outstanding shares of common stock at a price of 98% of the Fund’s closing net asset value per share (NAV) as of the close of the regular trading session on the New York Stock Exchange (NYSE) on January 8, 2021. The Offer expired on January 7, 2021, at which time 4,335,961 shares were duly tendered and not withdrawn. Because the shares tendered exceeded 1,491,119 shares, the Offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the Offer, the Fund purchased shares from all tendering stockholders on a pro rata basis, disregarding fractions. The proration factor for the Offer was 34.389423%. The purchase price per share of properly tendered shares was $15.77 per share, equal to 98% of the NAV as of the close of the regular trading session of the NYSE on January 8, 2021. Payment for the tendered shares was made on January 11, 2021 in the amount of $23,514,947. Shares that were not tendered continue to remain outstanding.

Note 9. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Subsequent Events

On November 16, 2022, the Fund voluntarily redeemed 250 of its outstanding RVMTP Shares, at a redemption price equal to the aggregate liquidation preference of $25,000,000 plus accumulated but unpaid dividends.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of DTF Tax-Free Income 2028 Term Fund Inc.

(formerly, DTF Tax-Free Income Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DTF Tax-Free Income 2028 Term Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.

Chicago, Illinois

December 15, 2022

TAX INFORMATION (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or meet state specific requirements. In early 2023, the Fund will make available the tax status of all distributions paid for the calendar year 2022. Shareholders should consult their tax advisors. With respect to distributions paid during the fiscal year ended October 31, 2022, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):

	Preferred	Common
Short-term capital gains	$99	$394
Long-term capital gains	292,908	1,156,230

Total taxable distributions	$293,007	$1,156,624

All of the other net investment income distributions paid by the Fund qualify and are designated as tax-exempt interest dividends for Federal income tax purposes.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2021: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio. Timothy M. Heaney retired as Chief Investment Officer of the Fund on May 31, 2022 and Lisa H. Leonard retired as a portfolio manager of the Fund on June 30, 2022. They were succeeded by Ronald H. Schwartz, CFA and Dusty L. Self, each appointed a portfolio manager and Vice President of the Fund, effective July 1, 2022.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital.

Principal Strategies: The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment grade tax-exempt obligations.

Under normal market conditions, the Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, tax-exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry. The Fund will also not invest more than 20% of its assets in obligations that pay interest that is subject to the alternative minimum tax.

All of the Fund’s investments at the time of purchase will be rated at least investment grade or, with respect to no more than 20% of total assets, unrated but of comparable credit quality of obligations rated investment grade.

The Fund does not currently utilize derivatives or invest in derivatives.

Principal Risks:

Credit & Interest Risk: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Municipal Securities Risk: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the fund to decrease in value, perhaps significantly.

Industry/Sector Concentration Risk: The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the industries or market sectors in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.

Market Volatility Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.

Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

Tax-Exempt Securities Risk: Tax-exempt securities may not provide a higher after-tax return than taxable securities, and/or the tax-exempt status may be lost or limited.

Tax Liability Risk: Noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.

State and AMT Tax Risk: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Unrated Fixed Income Securities Risk: If the Adviser is unable to accurately assess the quality of an unrated fixed income security, the Fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.

No Guarantee: There is no guarantee that the portfolio will meet its objective.

Leverage Risk: The Fund employs leverage through preferred stock. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the dividend rate on the preferred shares rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased from such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leverage strategy will be successful during any period in which it is employed.

Management Risk: The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Closed-End Fund Risk: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common and preferred stock, voting as a single class, except for Mr. Burke and Ms. McNamara, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”) and Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”).

DIRECTORS OF THE FUND (Unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Donald C. Burke Age: 62	Director	Term expires 2024; Director since 2014	Private investor since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	103	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

Philip R. McLoughlin Age: 76	Director	Term expires 2025; Director since 1996	Private investor since 2010	110	Chairman of the Board, Lazard World Trust Fund (closed-end fund) 2010-2019 (Director 1991-2019)

Geraldine M. McNamara Age: 71	Director	Term expires 2023; Director since 2003	Private investor since 2006; Managing Director, U.S Trust Company of New York 1982-2006	103

Eileen A. Moran Age: 68	Director and Vice Chairperson of the Board	Term expires 2024; Director since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	3

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
David J. Vitale Age: 76	Director and Chairman of the Board	Term expires 2023; Director since 2005	Chairman of the Board of the Fund and DNP since 2009 and DPG since 2011; Advisor, Ariel Investments, LLC
			2019-2021; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)	3	Director, Ariel Alternatives, LLC; Director, United Continental Holdings, Inc. (airline holding company) 2006-May 2022; Director, Ariel Investments, LLC 2001-2021; Director, Wheels, Inc. (automobile fleet management) 2001-2021; Chairman, Urban Partnership Bank 2010-2019

OFFICERS OF THE FUND (Unaudited)

The officers of the Fund are elected annually by the Board of Directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser, Virtus or the Administrator and receive compensation in such capacities. Information pertaining to the officers of the Fund is set forth below. The address for all officers noted below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Positions(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

David D. Grumhaus, Jr. Age: 56	President and Chief Executive Officer since 2021	President and Chief Investment Officer of the Adviser since 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Manager 2014-2020)

Jennifer S. Fromm Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 49	Vice President and Secretary since 2020	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Kathleen L. Hegyi Age: 55	Chief Compliance Officer since October 2022	Managing Director, Chief Compliance Officer of the Adviser since August 2022; Senior Compliance Officer, William Blair & Company, L.L.C. 2010-2022

Alan M. Meder, CFA, CPA Age: 63	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Treasurer of Duff & Phelps Utility and Corporate Bond Trust Inc. 2000-2021 and Principal Financial and Accounting Officer and Assistant Secretary 2002-2021

Daniel J. Petrisko, CFA Age: 62	Executive Vice President since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017-2021)	Executive Managing Director of the Adviser since 2017 (Senior Managing Director 2014-2017, Senior Vice President 1997-2014; Vice President 1995-1997); Chief Investment Officer, Duff & Phelps Utility and Corporate Bond Trust Inc. 2004-2021, Senior Vice President 2017-2021 and Assistant Secretary 2015-2021 (Vice President 2000-2016; Portfolio Manager 2002-2004)

Ronald H. Schwartz, CFA Virtus Investment Partners, Inc. 301 East Pine Street, Suite 500 Orlando, FL 32801 Age: 66	Vice President since July 2022

Senior Portfolio Manager of the Adviser since July 2022; Managing Director and Senior Portfolio Manager of Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (and predecessor firms) since 2011; Portfolio Manager of the fund now known as Virtus Seix Short Term Municipal Bond Fund since 2011, the fund now known as Virtus Seix High Grade Municipal Bond Fund since 1994 and the fund now known as Virtus Seix Investment Grade Tax Exempt Bond Fund since 1992; managed municipal bond investments since 1988

Dusty L. Self Virtus Investment Partners, Inc. 301 East Pine Street, Suite 500 Orlando, FL 32801 Age: 55	Vice President since July 2022

Senior Portfolio Manager of the Adviser since July 2022; Managing Director and Senior Portfolio Manager of Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (and predecessor firms) since 2011; Portfolio Manager of the fund now known as Virtus Seix Short Term Municipal Bond Fund since 2011, Virtus Seix Investment Grade Tax Exempt Bond Fund since 2018 and Virtus Seix High Grade Municipal Bond Fund since 2018; managed municipal bond investments since 1992

Dianna P. Wengler Robert W. Baird & Co. Incorporated 500 West Jefferson Street Louisville, KY 40202 Age: 62	Vice President and Assistant Secretary since 2014	Senior Vice President and Director – Fund Administration, Robert W. Baird & Co. Incorporated since 2019; Senior Vice President, J.J.B. Hilliard, W.L Lyons, LLC 2016-2019 (Vice President 1990-2015); Vice President and Assistant Secretary, Duff & Phelps Utility and Corporate Bond Trust Inc. 2014-2021

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at 6201 15th Avenue, Brooklyn, New York, 11219 or call toll free (866) 668-8552.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the back of this report.

The Plan permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check (or authorizing an electronic fund transfer) for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to this feature of the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions.

Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Board of Directors

David J. Vitale Chairman

Eileen A. Moran Vice Chairperson

Donald C. Burke

Philip R. McLoughlin

Geraldine M. McNamara

Officers

David D. Grumhaus, Jr. President and Chief Executive Officer

Daniel J. Petrisko, CFA Executive Vice President and Assistant Secretary

Jennifer S. Fromm Vice President and Secretary

Ronald H. Schwartz, CFA Vice President

Dusty L. Self Vice President

Dianna P. Wengler Vice President and Assistant Secretary

Alan M. Meder, CFA, CPA Treasurer and Assistant Secretary

Kathleen L. Hegyi Chief Compliance Officer

DTF Tax-Free Income 2028 Term Fund Inc.

Common stock traded on the New York

Stock Exchange under the symbol DTF

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 338-8214

www.dpimc.com/dtf

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (833) 604-3163

Transfer Agent and Dividend Disbursing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (866) 668-8552

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS

    As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

    The text of the Code of Ethics is posted on the registrant’s website at http://www.dpimc.com/dtf. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its website within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

    The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

    The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
Audit Fees (1)	$57,780	$54,000
Audit-Related Fees (2)(6)	0	0
Tax Fees (3)(6)	8,805	8,350
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	8,805	8,350

(1)

Audit Fees are fees billed for the professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”) and Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP and DPG).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC. (“DPG”)

DTF TAX-FREE INCOME 2028 TERM FUND INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(Adopted on December 14, 2022)

I.          Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. and DTF Tax-Free Income 2028 Term Fund Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.          Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.          Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, the issuance of an internal control letter for the Fund’s Form N-CEN and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.          Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements (other than the issuance of the internal control letter to be filed with the Fund’s Form N-CEN, which is included in the audit services listed above).

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in

Appendix B must be specifically pre-approved by the Audit Committee.

V.          Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.          All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.          Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.          Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.    Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2023

Dated: December 14, 2022

Service

1.  Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-CEN.

2.  Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters.

3.  Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2023

Dated: December 14, 2022

Service

1. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters

2.  Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

3. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2023

Dated: December 14, 2022

Service

1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax
2. Preparation of state tax returns
3. Consultations with the Fund’s management as to the tax treatment of transactions or events
4. Tax advice and assistance regarding statutory, regulatory or administrative developments

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2023

Dated: December 14, 2022

Service

None

Appendix E

Prohibited Non-Audit Services

∎	Bookkeeping or other services related to the accounting records or financial statements of the audit client

∎	Financial information systems design and implementation

∎	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

∎	Actuarial services

∎	Internal audit outsourcing services

∎	Management functions

∎	Human resources

∎	Broker-dealer, investment adviser or investment banking services

∎	Legal services

∎	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Audit Committee are Donald C. Burke, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following proxy voting policies and procedures with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 9, 2022

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

D.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

E.	“Fund” refers to DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. or DTF Tax-Free Income 2028 Term Fund Inc., as the case may be.

F.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

G.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

H.	“Principal underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”), a qualified, non-affiliated independent third party, to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

III.	General policy.

A.

It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.

Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines. However, all proposals are individually evaluated by the Proxy Committee, which may determine to vote contrary to an ISS recommendation when it believes doing so is in the best interest of the Fund.

IV.	Special Factors to be considered when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be achieved (both slates); and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); whether the board has a sufficient number of independent directors; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be achieved (both slates); and stock ownership positions.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.

In analyzing shareholder proposals involving social issues, the Delegate shall vote on a case-by-case basis. The Proxy Committee shall incorporate environmental, social and governance (“ESG”) issues into its evaluation of ISS recommendations and the Delegate’s voting of proxies generally, consistent with the Adviser’s fiduciary duties and the economic interests of the Fund and its shareholders.

H.

In analyzing shareholder proposals calling for a report on political contributions, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

I.

In analyzing shareholder proposals calling for a report on lobbying activities, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

V.	Conflicts of interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

The following documents shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations and shall be available for inspection either physically or through electronic means: (i) a copy of these Policies and Procedures; (ii) the proxy voting records of the Fund, including the items of information required to be set forth in SEC Form N-PX and a description of the basis for each proxy vote in accordance with these Policies and Procedures; (iii) a copy of any document created by the Delegate that was material to deciding how to vote or that memorialized the basis for that decision.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate or authorized committee may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In this Item 8, the term “Fund” refers to the registrant, DTF Tax-Free Income 2028 Term Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Seix Investment Advisors LLC (“Seix”), an affiliate of Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The investment professionals are dual hatted employees of the Adviser and Seix, each of which is a subsidiary and affiliated manager of Virtus Investment Partners, Inc. (“Virtus”). The members of that investment team and their respective roles, as of January 6, 2023, are as follows:

Ronald H. Schwartz, CFA, has been Vice President of the Fund since 2022. He is a Managing Director, Head of Tax-Exempt and Senior Portfolio Manager for Seix. In this capacity, he is responsible for strategic oversight of the investment grade tax-exempt strategies and a member of the Seix Investment Policy Group. Mr. Schwartz joined Seix upon integration in 2014, having joined a predecessor firm in 1998. Mr. Schwartz has over 30 years of experience focused on investment grade fixed income strategies.

Dusty L. Self has been Vice President of the Fund since 2022. She is Managing Director and Senior Portfolio Manager – Tax-Exempt Assets for Seix. Before attaining her current position as Portfolio Manager with Seix, Ms. Self worked as a portfolio specialist and then as a performance analyst. Prior to beginning her career in investment management with Seix’s predecessor firm, she worked for Barnett Bank in the Commercial Loans division. Ms. Self joined Seix upon integration in 2014, having joined a predecessor firm in 1992. Ms. Self has over 30 years of experience focused on investment grade fixed income strategies.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2022 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus, the Adviser’s ultimate parent company.

As of October 31, 2022, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ronald H. Schwartz	5	$709	—	—	15	$384
Dusty L. Self	5	$709	—	—	15	$384

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2022, of the Fund’s portfolio managers.

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, deferred cash, retention bonuses, and/or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus incorporates an evaluation of the Fund’s investment performance as well as other factors, including subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a Fund’s pre-tax total return to the returns of the Fund’s peer group and/or benchmark over multi-year periods. Where portfolio managers are responsible for multiple Funds or other managed accounts, each product is weighted based on its size and relative strategic importance to the Adviser and/or Sub-adviser. Other factors that may be considered in the calculation or payout of incentive bonuses include adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually.

Retention bonuses and/or incentive guarantees for a fixed period may also be used when the Adviser and/or Sub-adviser deem it necessary to recruit or retain the employee.

All full-time employees of Seix, including the Funds’ portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of restricted stock units in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2022, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Ronald H. Schwartz	None
Dusty L. Self	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 21, 2022) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME 2028 TERM FUND INC.

By (Signature and Title)	/S/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	January 6, 2023

By (Signature and Title)	/S/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	January 6, 2023